SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 1, 2004



                               The Stanley Works
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              (Exact name of registrant as specified in charter)


  Connecticut                      1-5224                    06-0548860
---------------                 -----------              -------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


1000 Stanley Drive, New Britain Connecticut                          06053
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (860) 225-5111
                                                              --------------



                                Not Applicable
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         (Former name or former address, if changed since last report)




                      Exhibit Index is located on Page 4

Item 5.     Other Events.

The Stanley  Works has announced  that all approvals  have been received for the
sale  of  its  residential  entry  doors  business  to  Masonite   International
Corporation.


Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

     (c)      Exhibits.

              Exhibit No.                   Description
              -----------                   -----------
                  99.1 Press release, dated March 1, 2004 issued by The Stanley Works, announcing that all approvals have been received for the sale of its entry doors business to Masonite International Corporation.

                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    THE STANLEY WORKS



Date:  March 1, 2004                By:  /s/ Bruce H. Beatt
       -------------                -----------------------------------
                                    Name:   Bruce H. Beatt
                                    Title:  Vice President, General
                                            Counsel and Secretary

                                  EXHIBIT INDEX


                           Current Report on Form 8-K
                              Dated March 1, 2004


                           Exhibit No.           Page
                           -----------           ----

                              99.1                 5

                                                                Exhibit 99.1
                                                                ------------
FOR IMMEDIATE RELEASE

THE STANLEY WORKS ANNOUNCES ALL APPROVALS RECEIVED FOR SALE OF RESIDENTIAL ENTRY DOORS BUSINESS

New Britain, Connecticut, March 1, 2004 ... The Stanley Works (NYSE: SWK) announced today that on Friday, February 27, 2004 all required government approvals were received and it expects to complete the sale of its residential entry doors business to Masonite International Corporation (TSE, NYSE: MHM) within the next few days.

The   transaction   will  generate  an  after-tax   gain  and  net  proceeds  of
approximately $100 million, which will be utilized for partial repayment of debt incurred in the recent acquisition of Blick plc.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and security systems for professional, industrial and consumer use.


Contact:   Gerry Gould
           Vice President, Investor Relations
           (860)827-3833
           ggould@stanleyworks.com

The Stanley Works corporate press releases are available under Financial News in
the  Investor  Relations  section  of  the  company's   corporate  web  site  at
www.stanleyworks.com.


                            CAUTIONARY STATEMENTS

Under the Private Securities Litigation Reform Act of 1995

The statements in this press release to the effect that (a) the company expects to complete the sale of its residential entry doors business within the next few days and (b) the transaction will generate an after-tax gain and net proceeds of approximately $100 million are forward looking statements and inherently subject to risk and uncertainty. The company's ability to close the sale of its doors business within the next few days is subject to satisfaction or waiver of the remaining conditions set forth in the Acquisition Agreement between the company and Masonite International Corporation. Achieving an after-tax gain and net proceeds of approximately $100 million is subject to final accounting of the completed transaction.

The  company   undertakes  no  obligation  to  publicly  update  or  revise  any forward-looking statements to reflect events or circumstances that may arise after the date hereof.